UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 9, 2005


                             AIRSPAN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


                                   Washington
                 (State or other jurisdiction of incorporation)


        000-31031                                        75-2743995
(Commission file number)                    (I.R.S. Employer Identification No.)

       777 Yamato Road, Suite 105, Boca Raton, Florida      33431
           (Address of principal executive offices)       (Zip code)


                                 (561) 893-8670
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

      Item 2.02 Results of Operations and Financial Condition

      On February 9, 2005, the Company issued a press release regarding its results of operations for the fourth quarter of 2004 and the full 2004 fiscal year. A copy of that release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

            99.1 - Press Release dated February 9, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 15, 2005


                                        AIRSPAN NETWORKS, INC



                                        By:   /s/ Peter Aronstam
                                              ----------------------------------
                                              Peter Aronstam
                                              Senior Vice President and
                                              Chief Financial Officer